EXHIBIT 99.1

                        UNITRONIX CORPORATION

                      CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Unitronix Corporation (the
"Company") on Form 10-K for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 29, 2003/s/Dale M. Hendrick       President and Chief Executive
                  -------------------         Officer
                     Dale M. Hendrick

September 29, 2003/s/William C. Wimer       Vice President of Operations and
                  -------------------         Chief Financial Officer
                     William C. Wimer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.